Exhibit 10(b)(ii)
                                                               -----------------


                         EMPLOYMENT AGREEMENT AMENDMENT

         This Employment Agreement Amendment entered into as of June 15, 2004, between American Medical Alert Corp., a New York Corporation (the "Company"), and Howard M. Siegel (the "Employee").


                  WHEREAS, the Company and the Employee entered into that certain Employment Agreement, dated as of August 12, 2003 (the "Employment Agreement"), pursuant to which the Employee and the Company entered into an Employment Agreement to employ the Employee as the Company's President and Chief Executive Officer.

                  WHEREAS, the Employee has previously waived payment pursuant to, and has agreed to eliminate, the bonus payment provisions set forth in Section 4(b) of the Employment Agreement.

                  NOW THEREFORE, the Company and the Employee hereby agree as follows:

                  1. Sections 4(b), 4(d) and 4(h) of the Employment Agreement, each is hereby amended by deleting such section in its entirety, and by substituting in lieu thereof, the following, respectively:

                  " 4(b) Intentionally Deleted."

                  "4(d) Intentionally Deleted."

                  "4(h) Intentionally Deleted."

                  2. The reference to Section 4(b) in Section 9(d) of the Employment Agreement, is hereby deleted in it entirety.

                  3. Employee hereby irrevocably waives, effective as of March 9, 2004, any and all payments due to him pursuant to Section 4(b) of the Employment Agreement with respect to the Company's fiscal year ended December 31, 2003.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.


                                       AMERICAN MEDICAL ALERT CORP.


                                       By:  /s/ Howard M. Siegel
                                            ------------------------------------
                                            Name:  Howard M. Siegel
                                            Title: President and CEO


                                       By:  /s/ Howard M. Siegel
                                            ------------------------------------
                                            Howard M. Siegel, Employee




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